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                                                                    Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ViewStar Corporation

We consent to the use of our reports incorporated herein by reference.


KPMG Peat Marwick LLP


San Jose, California
December 19, 1996